                                                                    Exhibit 10.7


                             STOCKHOLDERS AGREEMENT


     STOCKHOLDERS AGREEMENT, dated as of June 19, 2000 (this "Agreement"),
                                                             ----------
between Brokat Aktiengesellschaft, which is in the process of changing its name from Brokat InfoSystems Aktiengesellschaft, a German corporation (the "Parent"),
                                                                      -------
and Lex Magna Limited (the "Majority Stockholder"), the majority stockholder of
                           ---------------------
GemStone Systems, Inc., an Oregon corporation (the "Company").  Capitalized
                                                   --------
terms used without definition herein have the meanings assigned to them in the Merger Agreement (as hereinafter defined).

                                   WITNESSETH:

     WHEREAS, the Parent and the Company are, concurrently with the execution and delivery of this Agreement, entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which the
                                 -----------------
Parent and the Company intend to combine their businesses by merging Merger Sub with and into the Company and making the Company a wholly owned subsidiary of the Parent (the "Merger");
                -------

     WHEREAS, as of the date hereof, the Majority Stockholder is the record and beneficial owner of the number of shares of common stock, par value $0.01 per share, of the Company ("Company Common Stock"), and shares of Company Preferred
                       ---------------------
Stock ("Company Preferred Stock"), in each case, as set forth in the Merger
       ------------------------
Agreement (the Majority Stockholder's "Existing Shares" and, together with any
                                      ----------------
shares of the Company Common Stock or other voting capital stock of the Company acquired after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, the Majority Stockholder's "Shares");
-------

     WHEREAS, pursuant to the Merger Agreement, the Majority Stockholder is entitled to receive, at the Effective Time of the Merger ("Effective Time"), shares of the Parent ("Parent Shares") or American Depositary Shares ("Parent
                      --------------                                   ------
ADSs") representing Parent Shares (such Parent Shares and Parent ADSs, together
----
with any Parent Shares or Parent ADSs acquired upon the exercise of any warrants or options or upon the conversion of convertible securities acquired prior to the Effective Time, whether or not such exercise or conversion occurred prior to the Effective Time, being referred to herein as "Parent Securities");
                                                ------------------

     NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:



                                   I. ARTICLE

               REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER

     The Majority Stockholder hereby represents and warrants to the Parent as follows:

A. Authorization; Validity of Agreement; Necessary Action. The Majority Stockholder has full power and authority to execute and deliver this Agreement, to perform the Majority Stockholder's obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Majority Stockholder of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by the Majority Stockholder and no other actions or proceedings on the part of the Majority Stockholder are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Majority Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of the Parent, constitutes a valid and binding obligation of the Majority Stockholder, enforceable against it in accordance with its terms.

A. Consents and Approval; No Violations. None of the execution, delivery or performance of this Agreement by the Majority Stockholder nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the provisions hereof will (i) require any filing, registration or declaration with, or consent, approval, order or authorization of, any Governmental Entity,
(ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, lease, license, contract, agreement or other instrument or obligation to which the Majority Stockholder is a party or by which it or any of its properties or assets may be bound or (iii) violate any judgment, permit, order, decree, statute, ordinance, law, rule or regulation applicable to it or any of its properties or assets.

A. Shares. The Majority Stockholder's Existing Shares are, and all of its Shares from the date hereof through and on the Closing Date will be, owned beneficially and of record by the Majority Stockholder (subject to any dispositions of Shares permitted by Section 2.1(a)). As of the date hereof, the Majority Stockholder's Existing Shares constitute all of the shares of the Company Common Stock owned of record or beneficially by such Stockholder. All of the Majority Stockholder's Existing Shares are issued and outstanding, and, except as set forth on Schedule A hereto, the Majority Stockholder does not own,
                       ----------
of record or beneficially, any warrants, options or other rights to acquire any shares of the Company Common Stock or any other capital stock of the Company. The Majority Stockholder has good and marketable title to its Existing Shares and at all times during the term of this Agreement and at the Effective Time will have good and marketable title to its Shares.

                                   I. ARTICLE

                                    COVENANTS

A.      Limitations on Transfer of Shares Prior to Effective Time.

(a) The Majority Stockholder hereby agrees not to take any of the following actions prior to the Effective Time, except in accordance with subsection (b) of this Section 2.1.

     (i) tender any of such Stockholder's Shares or any securities convertible into or exchangeable or exercisable for such Stockholder's Shares to any person, other than the Exchange Agent, the Parent or the Merger Sub;

     (ii) sell, transfer, pledge, encumber, assign or otherwise dispose of any of such Stockholder's Shares or any securities convertible into or exchangeable or exercisable for such Stockholder's Shares, other than to the Exchange Agent, the Parent or the Merger Sub;

     (iii) enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with the Company or

     (iv) enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, pledge, encumbrance, assignment or other disposition of, any of its Shares, any securities convertible into or exchangeable or exercisable for Company Common Stock, any other capital stock of the Company or any interest in any of the foregoing with any person, other than the Exchange Agent, the Parent or Merger Sub.

(a) Notwithstanding subsection (a) above, the Majority Stockholder may take an action described in subsection (a) if (i) the Parent gives its prior written consent to such action or (ii) the proposed transferee agrees in writing, in an instrument reasonably acceptable to the Parent, to be bound by this Agreement as a Stockholder and such transfer is consummated at least thirty (30) days prior to the Effective Time.

(a) The Majority Stockholder shall not request that the Company or its transfer agent register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Stockholder's Shares, and the Majority Stockholder hereby consents to the entry of stop transfer instructions by the Company of any transfer of the Majority Stockholder's Shares, unless such transfer is made in compliance with this Agreement.

(a) In the event of a stock dividend or distribution, or any change in Company Common Stock by reason of any stock dividend or distribution, or any change, in Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or which are received in such transaction.

A.      Limitations on Transfer of Parent Securities After Effective Time.

(a)      Restrictions During Initial Period.  During the period ending on the
         ----------------------------------
earlier of (i) the date six months following the Effective Time, or (ii) the date 60 days following the closing of the Parent's acquisition of Blaze Software, Inc., the Majority Stockholder hereby agrees that, in respect of 1,930,541 Parent Shares issued to the Majority Stockholder as Merger Consideration (the "Restricted Parent Securities"), the Majority Stockholder
                    ----------------------------
shall not, without the express prior written consent of the Parent:

     (i) sell, transfer, pledge, encumber, assign or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Restricted Parent Securities or any securities convertible into or exchangeable or exercisable for Parent Securities (excluding a pledge (and the subsequent foreclosure of the pledge, if applicable) of Restricted Parent Securities, which is expressly permitted hereunder, in connection with a borrowing facility in which it is not expected, on the date credit is extended against such pledge, that such Restricted Parent Securities would be sold by the pledgee);

     (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any Restricted Parent Securities or any securities convertible into or exchangeable or exercisable for Restricted Parent Securities; or

     (iii) deposit any Restricted Parent Securities into a facility for Parent ADSs or withdraw any Parent ADSs from any such facility;

whether, in the case of clause (i) or (ii) above, any such transaction is to be settled by delivery of Restricted Parent Securities or other securities, in cash or otherwise. Any transaction referred to in clause (i), (ii) or (iii) is hereinafter referred to as a "Transfer."
                              --------

(a)  General Restrictions on Transfer.  The Majority Stockholder, hereby further
     --------------------------------
agrees not to:

     (i) Transfer any Parent Securities in violation of Rule 145 and Rule 144, deeming (for purposes of this covenant) such Stockholder to be an "affiliate" of the Company for purposes of such Rules and applying the restrictions of such Rules to any Transfers outside the United States as well as within (i.e. without regard to Regulation S);

     (ii) Transfer, in any four calendar week period, (x) Parent ADSs in excess of one-third the average weekly reported volume of trading in such securities reported through the Nasdaq Stock Market during the preceding four calendar weeks, or

(y) Parent Shares in excess of the greater of (A) one-third the average weekly reported volume of trading in such securities reported through the Neuer Markt during the preceding four calendar weeks or (B) one-third of one percent of outstanding Parent Shares; provided, that the foregoing volume limitations shall cease to apply 135 days following the end of any restricted period applicable under clause (iii) below;

     (iii) Transfer any Parent Securities during the period specified by the Parent and the managing underwriter in connection with any underwritten U.S. public offering of Parent ADSs or other equity securities of the Parent (such period not to extend more than two weeks (14 days) prior to the reasonably expected closing date for such offering or beyond 90 days after the actual closing of such offering).

(a) Notwithstanding any restrictions contained in Sections 2.2(a) or 2.2(b)(i) and (ii) (but not 2.2(b)(iii)), the Majority Shareholder may transfer, subject to the prior written consent of the Parent, Restricted Parent Securities pursuant to a limited private placement; provided, that the transferee agrees to be bound by the terms of this Agreement.

(a) Notwithstanding anything contained in this Agreement, the Majority Shareholder may deliver Parent Shares or Parent ADSs at any time in satisfaction of the exercise of stock options previously granted by the Majority Stockholder to employees or directors of the Company or Majority Shareholder.

(a)  Share Legends.  The Majority Stockholder consents to the imprinting on its
     -------------
certificates representing Restricted Parent Securities of legends reflecting the restrictions set forth in this Section 2.2.

A.      Incidental or "Piggy-Back" Offering.

(a) During the Term of this Agreement, if the Parent proposes to commence an underwritten public offering of Parent Shares or Parent ADSs in the United States that is registered with the U.S. Securities and Exchange Commission (other than on a Form S-8, S-4 or F-4 or successor form) which includes any Parent Shares or Parent ADSs for the account of one or more securityholders of the Parent, then the Parent shall give written notice of such proposed offering to the Majority Stockholder at least twenty (20) days before the anticipated commencement of such offering, and such notice shall describe the proposed distribution and offer the Majority Stockholder the opportunity to offer the number of Parent Shares or Parent ADSs (as the case may be) as the Majority Stockholder may request (an "Incidental Offering"). The Parent shall use
                             -------------------
commercially reasonable efforts (within twenty (20) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters to permit the Majority Stockholder if it has requested in writing to participate in the Incidental Offering to include its Parent Shares or Parent ADSs (as the case may be) in such underwritten secondary offering on the same terms and conditions as the securities of such other participating security holders. The Parent shall not be required to include any such Parent Shares or Parent ADSs (as the case may be) in such secondary underwritten offering unless the Majority Stockholder accepts the terms of the underwritten offering as agreed upon between the Parent and the managing underwriter or underwriters, and then only in such quantity as the managing underwriter or underwriters believe will not jeopardize the success of the offering by the Parent. If the managing underwriter or underwriters determine that the inclusion of all or part of the Parent Shares or Parent ADSs which the Majority Stockholder has requested to be included would materially adversely affect the success of such offering, then the Parent shall be required to include in such Incidental Offering, to the extent of the amount that the managing underwriter or underwriters believe may be sold without causing such adverse effect, first, all of the securities to be
                                             -----
offered for the account of the Parent (if any); and second, the Parent Shares
                                                    ------
(or Parent ADSs) to be offered for the account of the Majority Stockholder pursuant to this Section 2.3 and any other securities requested to be included in such secondary offering, pro rata based on the number of Parent Shares (or Parent ADSs) owned by each such stockholder.

(a) The Parent shall bear all expenses in connection with any Incidental Offering pursuant to this Section 2.3 (except for underwriter commissions or discounts to be shared on a pro rata basis based on the number of securities offered by each person).

                                   I. ARTICLE

                                  MISCELLANEOUS

A. Termination. This Agreement shall terminate and no party shall have any rights or duties hereunder if the Merger Agreement terminates pursuant to
Section 7.1 thereof. In addition, the obligations under Section 2.1 shall terminate at the

Effective Time. The obligations under Sections 2.2 and 2.3 shall survive the Effective Time and shall terminate on the second anniversary of the Effective Time. Nothing in this Section 3.1 shall relieve or otherwise limit any party of liability for breach of this Agreement.

A. Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate the transactions contemplated by the Merger Agreement and this Agreement.

A. Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by telecopy or facsimile, upon confirmation of receipt, (b) on the third business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the tenth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

          (a)  if to the Parent to:

               Brokat AG
               Industriestrasse 3
               7065 Stuttgart, Germany
               Fax:  49-711-788-44-784
               Attention: Hans-Peter Berger, Esq.

               with a copy to:

               Paul, Weiss, Rifkind, Wharton & Garrison
               1285 Avenue of the Americas
               New York, New York 10019-6064
               Fax: (212) 373-2042
               Attn:  David K. Lakhdhir, Esq.

         (b) if to the Majority Stockholder, as provided on the signature page hereof, with a copy to:

               Tonkon Torp LLP
               1600 Pioneer Tower
               888 SW Fifth Avenue
               Portland, Oregon 97204
               Fax: (503) 972-3706
               Attn:  Ronald L. Greenman, Esq.

A. Interpretation. When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of, or Exhibit or Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

A. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

A. Entire Agreement; No Third Party Beneficiaries.

     (a) This Agreement and the other agreements of the parties referred to herein constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

     (b) This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

A. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Oregon (without giving effect to choice of law principles thereof).

A. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

A. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

A. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other party, and any attempt to make any such assignment without such consent shall be null and void, except that the Parent may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any direct wholly owned Subsidiary of the Parent or the Exchange Agent without the consent of the Majority Stockholder, but no such assignment shall relieve the Parent of any of its obligations under this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Without limiting the generality of the foregoing, the rights under
Section 2.3 shall not be assignable to any other person, including any purchaser or other transferee of Parent Shares or Parent ADSs.

A. Submission to Jurisdiction; Waivers. Each of the Parent and the Majority Stockholder irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the Courts of the State of Oregon, and each of the Parent and the Majority Stockholder hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. Each of the Parent and the Majority Stockholder hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this


Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

A. Specific Performance. Each of the parties hereto acknowledge that it will be impossible to measure in money the damage to the other parties if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief of other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other parties have an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

A. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.

A. Attorney's Fees. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover all attorney's fees in addition to any other available remedy.

     IN WITNESS WHEREOF, the Parent and the Majority Stockholder have caused this Agreement to be signed by their respective officers or other authorized person thereunto duly authorized as of the date first written above.

                    BROKAT AKTIENGESELLSCHAFT


                    By: _____________________________
                        Name:
                        Title:


                    By: _____________________________
                        Name:
                        Title:


                    LEX MAGNA LIMITED


                    By: _____________________________
                        Name:
                        Title:

                                   SCHEDULE A
                                   ----------

                                                             Shares subject to
Stockholder                                                 Options or Warrants

Lex Magna Limited                                                  - 0 -